THE FBR FUNDS
Equity Funds

SUPPLEMENT DATED SEPTEMBER 9, 2004
TO THE PROSPECTUS DATED JULY 1, 2004

This supplement to the Prospectus dated July 1, 2004 for The FBR Funds, Equity Funds, updates certain information in the Prospectus as described below.  For further information, please contact the Funds toll-free at 1.888.888.0025.

1. The following information replaces in its entirety the footnote to the Shareholder Fees table on page 17 under the section entitled, "Fees and Expenses".

*A redemption fee applies only to redemptions (including exchanges) of Fund shares made within 90 days of purchase. See "Redemption Fee" for more information. In addition, we charge a $10.00 wire fee for all redemption proceeds paid by federal wire made through the Funds' transfer agent, except on certain institutional and broker/dealer accounts.

2. The following information replaces in its entirety the portfolio manager information for the Technology Funds and American Gas Index Fund on page 20 under the section entitled, "Fund Management".

Large Cap Technology Fund and American Gas Index Fund

Winsor H. Aylesworth serves as the portfolio manager of the Large Cap Technology Fund and the American Gas Index Fund. Mr. Aylesworth has been employed by the Adviser since 1998. He holds both an M.S. and MBA degree and previously was president of Grandview Advisers, Inc.

Small Cap Technology Fund

Robert C. Barringer serves as portfolio manager of the Small Cap Technology Fund. Mr. Barringer holds a B.A. and an MBA and holds a CFA designation.  Prior to joining the adviser in May 2004, Mr. Barringer  held positions as either an analyst or a co-portfolio manager with Citizens Funds and AEW Capital Management, and in addition he acted as a consultant.

3. The following information replaces in its entirety the first paragraph on page 21 under the subsection entitled, "General" under "How to Buy Shares".

You may buy shares of the Funds on any Business Day. The minimum initial investment is $2,000. For an investment in an IRA or pension, profit-sharing or other employee benefit plan ("Retirement Plans") the minimum initial investment is $1,000. There is no minimum requirement for subsequent investments. The Funds reserve the right to reject any purchase order or change the initial and subsequent investment minimum requirements at any time.

4. The following information is added to the paragraph starting on page 23 under the subsection entitled, "Systematic Investment Program" under "How to Buy Shares".

A minimum initial investment of $500 is required to enroll in the Systematic Investment Program, and a $50 minimum for all subsequent systematic investments.

5. The following information replaces in its entirety the first two bullet points and the last sentence on page 26 under the subsection entitled, "Redeeming Through the Transfer Agent" under "How to Redeem Shares".

  Redemption proceeds that exceed $100,000

  Proceeds that are not being paid to the owner of record, including the transfer of assets

We may require additional documentation of authority when a corporation, partnership, trust, fiduciary, executor or administrator requests a redemption.  Contact the Transfer Agent for requirements.

6. The following information replaces in its entirety the last sentence in the second paragraph on page 26 under the subsection entitled, "Redemption by Telephone/Payment By Wire Transfer" under "Redeeming Through the Transfer Agent".

We charge a transaction fee of $10.00 for payments by wire. This fee may be waived for certain institutional accounts and broker/dealer accounts.

7. The following information replaces in its entirety the paragraph on page 27 under the subsection entitled, "Automatic Withdrawal" under "How to Redeem Shares".

The Funds have an automatic withdrawal program, which allows you to withdraw a specified dollar amount (minimum of $100) on either a monthly or quarterly basis. You must have a minimum account balance of $10,000 to enroll in the automatic withdrawal program. We will redeem shares in your account for this purpose. As with other redemptions, we will charge a 1% fee for shares held 90 days or less (see "Redemption fee"). You may obtain an application for automatic withdrawal from the Distributor or the Transfer Agent. If, as a result of your automatic withdrawals, your account falls below $1,000, it may be subject to the minimum account balance requirements. You may cancel the automatic withdrawal at any time. The Funds reserve the right to cancel the plan if, on two or more consecutive months, there has been insufficient shares in your account. The Funds may modify or terminate the automatic withdrawal program at any time.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

THE FBR FUNDS
Equity Funds

SUPPLEMENT DATED SEPTEMBER 9, 2004
TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JULY 1, 2004

This supplement to the Statement of Additional Information ("SAI") dated July 1, 2004 for The FBR Funds, Equity Funds, updates certain information in the SAI as described below.  For further information, please contact the Funds toll-free at 1.888.888.0025.

1.  The following information replaces in its entirety the paragraph on page 22 under the section entitled, "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION".

Shares may be purchased or redeemed through FBR Investment Services, Inc., ("FBR Services" or "Distributor") account executives, other authorized dealers or directly through the Trust's sub-transfer agent Integrated Fund Services, Inc. ("Integrated"), P.O. Box 5354, Cincinnati, Ohio 45201-5354 . The minimum initial investment for each Fund is $2,000. The minimum initial investment for Individual Retirement Accounts ("IRAs"), or pension, profit-sharing or other employee benefit plans is $1,000. There is no minimum requirement for subsequent investments. Shares may be purchased at a price equal to their next determined NAV. The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.